SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	April 21, 2003

Exponent, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, California 94025

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(650) 326-9400

(Former Name or Former Address, if changed since last Report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Press release dated April 21, 2003

Item 9.    Regulation FD Disclosure.

The following information is disclosed pursuant to Item 12 of Form 8-K:

On April 21, 2003, Exponent, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 4, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Chief Financial Officer

Date: April 21, 2003

EXHIBIT INDEX

Exhibit 99.1	Press release dated April 21, 2003